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                                                                    EXHIBIT 23.1

                                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made part of this filing on Form 10-K.




ARTHUR ANDERSEN LLP
Boston, Massachusetts
March 21, 1997








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